Exhibit 10.3

CERTAIN INFORMATION OF THIS DOCUMENT HAS BEEN REDACTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED. INFORMATION THAT WAS OMITTED HAS BEEN NOTED IN THIS DOCUMENT WITH A PLACEHOLDER IDENTIFIED BY THE MARK “[***].”

FIRST AMENDMENT TO THE FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 3 OF THE RIO GRANDE NATURAL GAS LIQUEFACTION FACILITY

THIS FIRST AMENDMENT TO THE FIXED PRICE TURNKEY AGREEMENT FOR THE ENGINEERING, PROCUREMENT AND CONSTRUCTION OF TRAIN 3 OF THE RIO

GRANDE NATURAL GAS LIQUEFACTION FACILITY (this “Amendment”) is made and executed as of the 22nd day of April, 2020 (the “Amendment Effective Date”), by and between Rio Grande LNG, LLC, a Texas limited liability company (“Owner”) and Bechtel, Oil, Gas and Chemicals, Inc. a corporation organized under the laws of Delaware (“Contractor”).

RECITALS

WHEREAS, Owner and Contractor entered into that certain Fixed Price Turnkey Agreement for the Engineering, Procurement and Construction of Train 3 of the Rio Grande Natural Gas Liquefaction Facility dated May 24, 2019 (the “Agreement”) (capitalized terms defined therein having the same meaning when used herein).

WHEREAS, Owner and Contractor wish to amend the Agreement on the terms set forth herein.

AMENDMENT

NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties hereby agree as follows:

1.     Key Personnel Date. In Section 2.2A of the Agreement “April 22, 2020” shall be deleted and replaced with “July 31, 2020”.

2.     Definition of Second NTP Deadline. In the first sentence of Section 5.2D.1 of the Agreement, “April 22, 2020” shall be deleted and replaced with “July 31, 2020”.

3.     Definition of Final NTP Deadline. In the first sentence of Section 5.2D.3 of the Agreement, “April 22, 2021” shall be deleted and replaced with “July 31, 2021”.

4.	Schedule C-5.

a. [***].

b. [***].

5.	Attachment F – Key Personnel.

a.     Attachment F to the Agreement shall be deleted and replaced with Attachment A to this Amendment

6.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the state of Texas (without giving effect to the principles thereof relating to conflicts of law).

7.     Counterparts. This Amendment may be signed in any number of counterparts and each counterpart (when combined with all other counterparts) shall represent a fully executed original as if one copy had been signed by each of the Parties. Facsimile signatures shall be deemed as effective as original signatures.

8.     No Other Amendment. Except as expressly amended hereby, the terms and provisions of the Agreement remain in full force and effect and are ratified and confirmed by Owner and Contractor in all respects as of the Amendment Effective Date.

9.     Miscellaneous Provisions. The terms of this Amendment are hereby incorporated by reference into the Agreement. This Amendment shall be binding upon and shall inure to the benefit of the Parties and their respective successors and assigns. The recitals set forth in the recitals above are incorporated herein by this reference. Captions and headings throughout this Amendment are for convenience and reference only and the words contained therein shall in no way be held to define or add to the interpretation, construction, or meaning of any provision.

[Signature Page Follows]

IN WITNESS WHEREOF, Owner and Contractor have caused this Amendment to be executed by their duly authorized representatives as of the Amendment Effective Date.

Owner:

RIO GRANDE LNG, LLC

By: /s/ Ivan van der Walt

Name: Ivan van der Walt

Title: SVP Engineering and Construction

Contractor:

BECHTEL OIL, GAS AND CHEMICALS, INC.

By: /s/ Steven Smith

Name: Steven Smith

Title: Project Manager, Rio Grande LNG

Attachment A

ATTACHMENT F

KEY PERSONNEL AND CONTRACTOR’S ORGANIZATION

The persons named in the table below, in accordance with Section 2.2A of the Agreement, are designated by Contractor and approved by Owner as Key Personnel. Key Personnel shall be assigned full time to the Work for the entire duration of the Project unless otherwise specified in this Attachment F. Without limiting the requirements of the Agreement, before any Key Personnel are assigned to the Project, the full names and 1-2 page résumés of nominated Key Personnel shall be provided to and approved by Owner.

[***].

Replacements of any Key Personnel during the Project shall be in accordance with Section 2.2A of the EPC Agreement.

NAME	POSITION	MOBILIZATION DATE (no later than referenced milestone)	DEMOBILIZATION DATE (no earlier than referenced milestone)
[***].	[***].	[***].	Train 1 Substantial Completion
[***].	[***].	[***].	Train 2 Substantial Completion
[***].	[***].	[***].	Train 2 Substantial Completion
[***].	[***].	[***].	Train 2 Substantial Completion
[***].	[***].	[***].	Final Completion
[***].	[***].	[***].	Final Completion
[***].	[***].	[***].	Train 1 Substantial Completion
[***].	[***].	[***].	Train 2 Engineering substantially complete
[***].	[***].	[***].	Final Completion